EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                              ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Castelle (the "Company") on Form 10-Q/A for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Cheng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        /s/ Paul Cheng
Name:   Paul Cheng
Title:  Chief Financial Officer

Date:   May 4, 2005

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed by Castelle for purposes of Section 18 of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to Castelle and will be retained by Castelle and furnished to the Securities and Exchange Commission or its staff upon request.


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